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                                                                   Exhibit 10.28

                                                             [Execution Version]

                       FIRST AMENDMENT TO CREDIT AGREEMENT

       This First Amendment to Credit Agreement dated as of March 4, 2003, (this "Amendment") is among Cooper Cameron Corporation, a Delaware corporation ("Parent"); Cooper Cameron (U.K.) Limited, a company formed under the laws of the United Kingdom, Cameron GmbH, a Gesellschaft mit beschrankter Haftung formed under the laws of the Federal Republic of Germany, Cooper Cameron (Singapore) Pte. Ltd., a private limited company formed under the laws of the Republic of Singapore, and Cooper Cameron Canada Ltd., a corporation formed under the laws of Alberta, Canada (the "Borrowing Subsidiaries;" and together with the Parent, the "Borrowers"); the Lenders (as defined below) executing this Agreement; and Bank One, NA, as Agent (the "Agent").

                                  INTRODUCTION

       Reference is made to the 364-Day Credit Agreement dated as of March 6, 2002 (as modified, the "Credit Agreement"), among the Parent, the Borrowing Subsidiaries, the Lenders, the Syndication and Documentation Agents (as defined therein) and the Agent. The Parent, the Borrowing Subsidiaries, the Lenders, and the Agent have agreed to extend the facility termination date under the Credit Agreement in accordance with the terms set forth herein. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement.

       Therefore, in connection with the foregoing and for other good and valuable consideration, the Parent, the Borrowing Subsidiaries, the Lenders, and the Agent hereby agree as follows:

       Section 1.    Amendments to Credit Agreement.

       (a) Article I of the Credit Agreement is amended by replacing the definition of "Commitment" in its entirety to read as follows:

           "Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans to the Borrowers in an aggregate amount not exceeding the amount set forth opposite its signature to the First Amendment to Credit Agreement dated as of March 4, 2003, among the Borrowers, the Lenders parties thereto, and the Agent, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.

       (b) Article I of the Credit Agreement is amended by replacing the definition of "Facility Termination Date" in its entirety to read as follows:

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           "Facility Termination Date" means July 7, 2003, or any
           earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

       (c) The Credit Agreement is amended by replacing Schedule 1 thereto with the Schedule 1 attached hereto.

       Section 2. Representations and Warranties. The Borrowers represent and warrant that (a) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and have been duly authorized by appropriate proceedings, (b) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, (c) no Unmatured Default or Default is continuing, and (d) the representations and warranties set forth in the Credit Agreement are true and correct as of the date of this Agreement.

       Section 3. Effectiveness. This Amendment shall become effective as of March 5, 2003, and the Credit Agreement shall be amended as provided herein as of such effective date, upon the satisfaction of the following conditions precedent:

       (a) the Borrowers, the Agent, and Lenders holding Commitments aggregating at least $100,000,000 shall have delivered duly and validly executed originals of this Amendment to the Agent,

       (b) the Parent shall have delivered to the Agent copies, certified by the Secretary or Assistant Secretary of the Parent, of its Board of Directors' resolutions authorizing the execution and delivery of this Amendment;

       (c) the representations and warranties in this Amendment shall be true and correct; and

       (d) payment of the fees described in the fee letter dated as of February 28, 2003, between the Parent, the Arranger, and the Agent.

       Upon effectiveness of this Amendment as provided above, the Lenders parties to the Credit Agreement shall be those Lenders that have delivered duly and validly executed originals of this Amendment, and the Aggregate Commitment shall be the aggregate Commitments of such Lenders. Any lender party to the Credit Agreement that does not deliver duly and validly executed originals of this Amendment prior to March 5, 2003, shall cease to be a Lender under the Credit Agreement as of such date, and shall have no further rights or obligations thereunder, other than the right to receive repayment of its Revolving Loans, if any, outstanding on such date and fees accrued prior to such date, and rights and obligations that are expressly stated to survive payment of the Obligations and termination of the Credit Agreement.

       In addition, upon effectiveness of this Amendment as provided above, any outstanding Revolving Loans made by any lender that ceases to be a Lender under the Credit Agreement at such time shall be repaid in full, together with unpaid interest and fees accrued thereon through

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such date. Any Revolving Loans outstanding on such date will be reallocated by the Administrative Agent so that each remaining Lender holds its Pro Rata Share of the outstanding Obligations.

       Section 4. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

       Section 5. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

       EXECUTED as of the date first above written.

                                          COOPER CAMERON CORPORATION



                                          By: __________________________________
                                          Name: Michael C. Jennings
                                          Title: Vice President & Treasurer


                                          COOPER CAMERON (U.K.) LIMITED
                                          CAMERON GMBH
                                          COOPER CAMERON (SINGAPORE) PTE. LTD.
                                          COOPER CAMERON CANADA LTD.



                                          By: __________________________________
                                          Name: Michael C. Jennings
                                          Title: Attorney-in-fact

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Commitment                                BANK ONE, NA,
$15,000,002                               individually and as Agent

US Swing Line Commitment
$15,000,000

                                          By: __________________________________
Canadian Swing Line Election              Name: Helen A. Carr
$10,000,000                               Title: First Vice President

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Commitment                                CREDIT LYONNAIS NEW YORK BRANCH,
$13,333,333                               individually and as Syndication Agent


                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

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Commitment                               THE ROYAL BANK OF SCOTLAND PLC,
$13,333,333                              individually and as Documentation Agent


                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

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Commitment                               THE BANK OF NOVA SCOTIA,
$13,333,333                              individually and as Documentation Agent

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

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Commitment                               ABN AMRO BANK, N.V.,
$13,333,333                              individually and as Documentation Agent


                                         By: ___________________________________
                                         Name: Stuart Murray
                                         Title: Group Vice President


                                         By: ___________________________________
                                         Name: Jeffery White
                                         Title: Vice President

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Commitment                                DEN NORSKE BANK ASA
$11,666,666


                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________


                                          By: __________________________________
                                          Name: Nils Fykse
                                          Title: Senior Vice President

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Commitment                                BANK OF AMERICA, N.A.
$10,000,000


                                          By: __________________________________
                                          Name: Claire Liu
                                          Title: Managing Director

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Commitment                                THE NORTHERN TRUST COMPANY
$10,000,000

                                          By: __________________________________
                                          Name: Eric Dybing
                                          Title: Second Vice President